UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of the earliest event reported: January 15, 2004

                         International Travel CD's, Inc.

        (Exact Name of Small Business Issuer as Specified in Its Charter)

                        Commission file number: 000-33099

            COLORADO                                            84-1553046
(State or Other Jurisdiction of                               (IRS Employer
 Incorporation of Organization)                           Identification Number)

                           111 PRESIDENTIAL BOULEVARD
                                   SUITE 158A
                         BALA CYNWYD, PENNSYLVANIA 19004
                    (Address of Principal Executive Offices)

                                 (610) 771-0234
              (Registrant's telephone number, including area code)

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Item 5.  Other Events and Regulation FD Disclosure.

      (c) Exhibits.

International Travel CD's, Inc. hereby files the following exhibit:

            99.1  Press release, dated January 15, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 International Travel CD's, Inc.


Dated: January 16, 2004                          /s/  Richard A. Schmidt
                                                 -------------------------------
                                                 Richard A. Schmidt
                                                 Chief Executive Officer